UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: June 12, 2012

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2012, the NovaBay’s stockholders approved the revision of the NovaBay 2007 Omnibus Incentive Plan (the “2007 Plan”) to eliminate from the automatic increase under the 2007 Plan the 1,000,000 maximum number, so that the automatic increase in the number of shares of common stock reserved for issuance under the 2007 Plan every year, beginning January 1, 2013, will be the lesser of (a) 4% of the total number of shares of common stock outstanding on the last day of the preceding year, and (b) such lesser number as determined by our Board.  As a result of that approval, the 2007 Plan is so amended.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

NovaBay Pharmaceuticals, Inc. held its Annual Meeting of Stockholders on June 12, 2012. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.           NovaBay’s stockholders elected each of the three Class II directors proposed by NovaBay for re-election, to serve until NovaBay’s 2015 Annual Meeting of Stockholders  or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Charles Cashion	11,960,879	213,334
T. Alex McPherson	11,959,979	214,234
Tony D.S. Wicks	11,953,467	220,746

There were 11,637,107 broker non-votes for this proposal.

2.           NovaBay’s stockholders approved the revision of the 2007 Omnibus Incentive Plan to revise the formula used for determining the automatic increase in the number of shares of common stock reserved for issuance under the plan every year, beginning January 1, 2013.  The tabulation of votes on this matter was as follows:

Shares voted for:	10,540,252
Shares voted against:	1,493,941
Shares abstaining:	140,020

There were 11,637,107 broker non-votes for this proposal.

3.           NovaBay’s stockholders ratified the selection of OUM & Co. LLP as the independent registered public accounting firm of NovaBay for its fiscal year ending December 31, 2012. The tabulation of votes on this matter was as follows:

Shares voted for:	22,553,990
Shares voted against:	1,137,694
Shares abstaining:	69,636
Uncast:	50,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer, Secretary and Treasurer

Dated:  June 18, 2012